                                                                    EXHIBIT 10.3


                                WAIVER AGREEMENT

     This WAIVER AGREEMENT, dated as of August 13, 2001 (this "Agreement"), is
                                                               ---------
by and among Ventas Realty, Limited Partnership ("Ventas Realty"), Kindred
                                                  -------------
Healthcare, Inc. (formerly known as Vencor, Inc., "Kindred"), and Kindred
                                                   -------
Healthcare Operating, Inc. (formerly known as Vencor Operating, Inc., "Kindred
                                                                       -------
Operating"), and amends and waives in certain respects, each of the Amended and
---------
Restated Master Lease Agreements identified in Exhibit A attached hereto
                                               ---------
(individually, an "Amended Master Lease" and, collectively, the "Amended Master
                   --------------------                          --------------
Leases").
------

                                R E C I T A L S:
                                ---------------

          WHEREAS, Kindred and Kindred Operating (the "Kindred Parties") have
                                                       ---------------
advised Ventas, Inc. and Ventas Realty (the "Ventas Parties") by letter dated
                                             --------------
August 7, 2001 (the "Request Letter") that the Kindred Parties have recently
                     --------------
discovered an accounting oversight that may require Kindred to restate certain of its consolidated financial statements, including the consolidated balance sheets and statements of operations of Kindred and its consolidated subsidiaries as of (i) December 31, 2000, December 31, 1999 and December 31, 1998 and the related statements of income, cash flow and shareholders' equity for the Fiscal Years then ended (the "2000 Financial Statements", "1999 Financial Statements"
                       -------------------------    -------------------------
and "1998 Financial Statements", respectively), which have previously been filed
     -------------------------
by Kindred with the Securities and Exchange Commission (the "SEC") as part of
                                                             ---
its Annual Reports on Form 10-K for the years 2000, 1999 and 1998; (ii) the close of the first fiscal quarter of the year 2001 and each of the first three fiscal quarters of the years 2000, 1999 and 1998 and the related consolidated statements of income, cash flow and shareholders' equity for the fiscal quarters then ended (the "Quarterly Financial Statements"), which have been previously
                 ------------------------------
filed by Kindred with the SEC as part of its Quarterly Reports on Form 10-Q for the first quarter of 2001 and each of the first three fiscal quarters of the years 2000, 1999 and 1998 and (iii) the end of each of the fiscal months of each of the first five fiscal months of the year 2001 and each of the fiscal months of the years 2000, 1999 and 1998 (the "Monthly Financial Statements");
                                       ----------------------------

          WHEREAS, the Kindred Parties have advised the Ventas Parties that the recently discovered accounting oversight may require Kindred to restate for certain Facilities such Facilities' income statements and breakdown of operating expenses for the first fiscal quarter of the year 2001 and the first three fiscal quarters of the years 2000, 1999 and 1998 (the "Facility Financial
                                                       ------------------
Statements"; and, together with the 2000 Financial Statements, the 1999
----------
Financial Statements, the 1998 Financial Statements, the Quarterly Financial Statements and the Monthly Financial Statements, the "Kindred Financial
                                                      -----------------
Statements");
----------

          WHEREAS, the Kindred Parties have previously delivered to the Ventas Parties copies of (i) the 1998 Financial Statements, the 1999 Financial Statements and the 2000 Financial Statements pursuant to Section 26.1(b) of the Original Master Leases or Amended Master Leases, (ii) the Quarterly Financial Statements pursuant to Section 26.1(b) of the Original Master Leases or Section 26.1(a) of the Amended Master Leases, (iii) the Monthly Financial Statements pursuant to Section 26.1(b) of the Original Master Leases or Section 26.1(a) of the Amended Master Leases and (iv) the Facility Financial Statements pursuant to
Section 26.1(b) of the Original Master Leases or Section 26.1 (c) of the Amended Master Leases;

          WHEREAS, the Kindred Parties have requested that the Ventas parties waive all defaults and Events of Default under the Amended Master Leases that result from the restatement of the Kindred Financial Statements as described in the Request Letter, and the Ventas Parties are willing to grant such a waiver on the terms and subject to the conditions set forth herein;

          WHEREAS, Kindred has previously entered into a Registration Rights Agreement, dated as of April 20, 2001 (the "Registration Rights Agreement"), by
                                            -----------------------------
and among Kindred and the persons identified in Schedule 1 thereto, including Ventas Realty and The Ventas Stockholder Trust (the "Ventas Trust", and together
                                                     ------------
with Ventas Realty the "Ventas Holders");
                        --------------

          WHEREAS, Kindred has informed the Holders (as defined in the Registration Rights Agreement) that due to the restatement of its financial statements as described above, it desires an amendment of the Registration Rights Agreement to extend for 30-days the date by which it must file a Shelf Registration Statement (as defined in the Registration Rights Agreement) in accordance with Section 2 of the Registration Rights Agreement (the "Extension
                                                                     ---------
Amendment"); and
---------

          WHEREAS, Kindred and the Holders other than the Ventas Holders have entered into an Extension Amendment in the form of Exhibit E hereto;

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1.  Defined Terms.  Capitalized terms used but not defined in this
                 -------------
Agreement shall have the meanings given to such terms in the Amended Master Leases.

     SECTION 2.  Waiver of Defaults and Events of Default.  Upon the terms and
                 -----------------------------------------
subject to the conditions set forth herein, the Ventas Parties waive any and all defaults and Events of Default arising under each of the Original Master Leases or the Amended Master Leases that result from any necessary restatement of the Kindred Financial Statements to correct Kindred's failure to record reserves for professional liability claims of approximately $39 million in the Kindred Financial Statements as described in the Request Letter (the "Restatement").
                                                              -----------

     SECTION 3.  Conditions to Effectiveness.  This Agreement shall become
                 ---------------------------
effective on the date (the "Effective Date") when the following conditions
                            --------------
precedent have been satisfied (unless waived by the Ventas Parties):

          (a) Documents.  The Ventas Parties shall have received on or before
              ---------
     the Effective Date each of the following:

               (i) this Agreement duly executed on behalf of Kindred and Kindred Operating;

               (ii) a letter agreement in the form of Exhibit B attached hereto duly executed on behalf of Kindred and Kindred Operating (the "Letter
                                                                         ------
          Agreement");
          ---------

               (iii) a waiver duly executed on behalf of Kindred and Kindred Operating (the "Senior Credit Agreement Waiver") under the
                          ------------------------------
          $120,000,000 Credit Agreement, dated as of April 20, 2001 entered into by and among Kindred Operating, Kindred, the lenders party thereto, the Swingline Bank party thereto, the LC Issuing Banks party thereto, Morgan Guaranty Trust Company of New York, as administrative agent and collateral agent for such lenders, and General Electric Capital Corporation, as documentation agent and collateral monitoring agent for such lenders, such Senior Credit Agreement Waiver to be in the form attached hereto as Exhibit C and duly executed on behalf of the "Required Lenders", all terms in this clause (iii) which are in quotation marks and not underlined shall have the meanings given to such terms in such Credit Agreement; and

               (iv) a waiver duly executed on behalf of Kindred and Kindred Operating (the "Par Notes Waiver") under the $300,000,000 Senior
                          ----------------
          Secured Notes Credit Agreement, dated as of April 20, 2001 entered into by and among Kindred Operating, Kindred, the lenders listed on the signature pages thereof, and Morgan Guaranty Trust Company of New York, as collateral agent and administrative agent for such lenders, such Par Notes Waiver to be in the form attached hereto as Exhibit D and duly executed on behalf of the "Required Lenders", all terms in this clause (iv) which are in quotation marks and not underlined shall have the meanings given to such terms in such Senior Secured Notes Credit Agreement.

          (b) Representations and Warranties.  All of the representations and
              ------------------------------
     warranties contained in Section 5 hereof shall be true and correct on and
                             ---------
     as of the Effective Date.

     SECTION 4.  Termination of Agreement.  This Agreement shall terminate and
                 -------------------------
be of no further force and effect upon the occurrence of any of the following:

          (a) Representations and Warranties.  Any of the representations and
              ------------------------------
     warranties contained in Section 5 hereof shall not have been true and
                             ---------
     correct on and as of the Effective Date.

          (b) Senior Credit Agreement Waiver.  The Senior Credit Agreement
              ------------------------------
     Waiver shall cease to be in full force and effect.

          (c) Par Notes Waiver.  The Par Notes Waiver shall cease to be in full
              ----------------
     force and effect.

          (d) Restated Financial Statements.  If within 60 days after the date
              -----------------------------
     hereof, Kindred has not delivered to the Ventas Parties a copy of each of the Kindred Financial Statements as restated (the "Restated Financial
                                                        ------------------
     Statements") together with a certificate signed by the chief accounting
     ----------
     officer and the chief financial officer of Kindred to the effect that the Restated Financial Statements fairly present in all material respects, in conformity with generally accepted accounting principles, the consolidated financial position of Kindred and its consolidated subsidiaries as of December 31, 2000, as of December 31, 1999, as of December 31, 1998, as of the end of each of the fiscal quarters during the period from January 1, 1998 to March 31, 2001 and as of the end of each of the fiscal months of each of the first five fiscal months of the year 2001 and each of the fiscal months of the years 2000, 1999 and 1998 and the consolidated results of operations and cash flows of Kindred and its consolidated subsidiaries for the respective periods then ended.

          (e) Default Under Letter Agreement.  The Kindred Parties shall be in
              ------------------------------
     material breach of any of their obligations under the Letter Agreement, which material breach shall be continuing for two days after written notice thereof from the Ventas Parties to the Kindred Parties.

          (f) Reimbursement of Fees and Expenses.  The Kindred Parties shall
              ----------------------------------
     fail within five Business Days after receipt by the Kindred Parties of a reasonably detailed statement therefor to reimburse the Ventas Parties for their reasonable fees and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and the transactions and matters contemplated hereby (not including the matters and transactions contemplated by the Letter Agreement), including the reasonable fees and expenses of Willkie Farr & Gallagher and Barack Ferrazzano Kirschbaum Perlman & Nagelberg.

     SECTION 5.  Representations and Warranties.  Each of the Kindred Parties,
                 ------------------------------
jointly and severally, represents and warrants to the Ventas Parties as follows:

          (a) the execution, delivery and performance of this Agreement by each of the Kindred Parties are within their corporate powers and have been duly authorized by all necessary corporate action;

          (b) this Agreement constitutes the legal, valid and binding obligation of each of the Kindred Parties, enforceable against each of them, respectively, in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles generally;

          (c) after giving effect to this Agreement, no default or Event of Default exists under any of the Amended Master Leases; and

          (d) the Kindred Parties and their affiliates have not directly or indirectly paid any consideration to any of the parties executing the Senior Credit Agreement Waiver or the Par Notes Waiver in connection with such waiver, except for the reimbursement of reasonable out-of-pocket expenses.

     SECTION 6.  Effect on the Amended Master Leases.
                 -----------------------------------

          (a) All of the terms of the Amended Master Leases shall remain unchanged and in full force and effect.

          (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Ventas Party under the Amended Master Leases or any of the documents executed in connection therewith, nor constitute a waiver of any provision of the Amended Master Leases or any of such documents.

          (c) From and after the date of delivery of the Restated Financial Statements and the certificate referred to in Section 4(d), any reference in any Amended Master Lease to any of the financial statements or information included in the 2000 Financial Statements, the 1999 Financial Statements, the 1998 Financial Statements, the Quarterly Financial Statements or the Facility Financial Statements shall be a reference to such financial statements or information as and to the extent restated in the Restated Financial Statements.

     SECTION 7.  Extension Amendment.  The Kindred Parties have provided to the
                 -------------------
Ventas Parties copies of the Extension Amendment executed by each of the Holders other than the Ventas Holders. Ventas Realty hereby agrees to execute and to use commercially reasonable efforts to cause the Ventas Trust to execute by August 27, 2001 the Extension Amendment in the form set forth in Exhibit E hereto. Ventas Realty further agrees that during the period from August 18, 2001 through the delivery of the Extension Agreement duly executed on behalf of the Ventas Trust, neither Ventas Holder will exercise any right it may have under the Registration Rights Agreement by reason of Kindred's failure to file the Shelf Registration Statement by August 18, 2001. The Kindred Parties have not paid any consideration to any Holder in connection with such Holder's execution of such Extension Agreement. The Kindred Parties hereby agree for the benefit of the Ventas Holders that if the Kindred Parties shall pay or agree to pay any consideration to any Holder other than a Ventas Holder in connection with such Holder's execution of the Extension Amendment (the "Payment"), the
                                                              -------
Kindred Parties shall pay to each Ventas Holder equal consideration, on a per Registrable Share (as defined in the Registration Rights Agreement) basis, and otherwise on the same terms and conditions as the Payment.

     SECTION 8.  Execution in Counterparts.  This Agreement may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 9.  Governing Law.  This Agreement shall be governed by, and shall
                 -------------
be construed and enforced in accordance with, the laws of the State of New York.

     SECTION 10.  Headings.  Section headings in this Agreement are included
                  --------
herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                              VENTAS REALTY, LIMITED PARTNERSHIP
                              By:    Ventas, Inc., General Partner

                              By:    /s/ T. Richard Riney
                                     --------------------
                              Name:  T. Richard Riney
                              Title: Executive Vice President and
                                     General Counsel


                              KINDRED HEALTHCARE, INC.

                              By:    /s/ Richard A. Schweinhart
                                     --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President & Chief
                                     Financial Officer


                              KINDRED HEALTHCARE OPERATING, INC.

                              By:    /s/ Richard A. Schweinhart
                                     --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President & Chief
                                     Financial Officer

                                   Exhibit A

1. Amended and Restated Master Lease Agreement No. 1, dated as of April 20, 2001, executed by Ventas Realty, Limited Partnership, as lessor, and Vencor, Inc. and Vencor Operating, Inc., as tenant

2. Amended and Restated Master Lease Agreement No. 2, dated as of April 20, 2001, executed by Ventas Realty, Limited Partnership, as lessor, and Vencor, Inca and Vencor Operating, Inc., as tenant

3. Amended and Restated Master Lease Agreement No. 3, dated as of April 20, 2001, executed by Ventas Realty, Limited Partnership, as lessor, and Vencor, Inc. and Vencor Operating, Inc., as tenant

4. Amended and Restated Master Lease Agreement No. 4, dated as of April 20, 2001, executed by Ventas Realty, Limited Partnership, as lessor, and Vencor, Inc. and Vencor Operating, Inc., as tenant

                                   Exhibit B

[Letterhead of Ventas, Inc.]

T. Richard Riney
Executive Vice President
and General Counsel

Direct Dial:  502-357-9020


Via Facsimile and Hand Delivery


August __, 2001


Kindred Healthcare, Inc.
Attn:  Chief Financial Officer
680 South 4th Avenue
Louisville, Kentucky  40202-2612

Kindred Healthcare Operating, Inc.
Attn:  Chief Financial Officer
680 South 4th Avenue
Louisville, Kentucky  40202-2612

Re: Waiver Agreement dated as of August__, 2001 in respect of the Amended and Restated Master Leases Dated as of April 20, 2001 among Ventas Realty, Limited Partnership, as Lessor and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as Lessee (the "Waiver")

Dear Madam or Sir:

All capitalized terms used herein which are not defined herein shall have the meaning ascribed to them in the Waiver.

For and in consideration of Ventas Realty, Limited Partnership ("Ventas") executing and delivering the Waiver, Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. (collectively, "Kindred") hereby agree as follows:

        1. Section 25.1.11 of the substitute lease (the "CMBS Master Lease") to be created under Section 40.15 of Amended Master Lease #1 in connection with the issuance by Ventas of commercial mortgage backed securities ("CMBS") shall be amended for Section 25.1.11 of Amended Master Lease #1 to provide that, notwithstanding certain rights of Kindred to assign or sublet Leased Properties pursuant to the terms of such Section without the consent of Ventas, Kindred shall be prohibited from assigning or subletting in its entirety any Leased Property under the CMBS Master Lease to a party other than an Affiliate (as defined in Amended Master Lease #1) of Kindred as permitted under Section 25.1 of Amended Master Lease #1 without first obtaining the written consent of the CMBS Facility Mortgagee, which consent shall not be unreasonably withheld provided appropriate rating agency confirmations are issued in connection with any such assignment or sublease. Such amendment to Section 25.1.11 shall not affect the rights of Kindred to assign and/or sublet Leased Properties under Section 25.1.2 of the CMBS Master Lease.

        2.     Section 13.1 of the CMBS Master Lease shall be amended from
               Section 13.1 of Amended Master Lease #1 to provide that any loss adjustment under the policies of insurance maintained by Kindred under the CMBS Master Lease in excess of a nominal amount per Leased Property reasonably agreed to by the CMBS Facility Mortgagee shall require the consent of Ventas and the CMBS Facility Mortgagee.

        3. Within 5 Business Days of receipt of the applicable forms, Kindred shall execute and deliver all reasonable and customary affidavits and/or certificates relating to matters for which Kindred is responsible either under the CMBS Master Lease or as a matter of as law as may be required by the title company to remove any statutory lien, tax and/or parties in possession exceptions from the mortgagee title insurance policies to be issued to the CMBS Facility Mortgagee.

        4. Promptly upon request of Ventas, Kindred shall execute and deliver the following documentation relating to the subdivision or condominiumization of the Walpole, Massachusetts campus containing Facility #985 Harrington House Nursing & Rehabilitation Center and the senior housing facility known as New Pond Village: (a) a cross easement and operation agreement;
                (b) an amendment to the applicable Amended Master Lease to correctly reflect the condominium structure; (c) an estoppel certificate; and (d) a subordination agreement subordinating the applicable Amended Master Lease to all of the condominium documents; provided such documentation shall neither diminish
                           --------
                the rights nor increase the obligations of Kindred under the applicable Amended Master Lease.

        5.      On or before August __, 2001, Kindred shall deliver to Ventas
                (a) a schedule allocating by year and facility the $39 million of IBNR claims in accordance with Kindred's customary accounting practices, and (b)(i) documentation from Kindred's actuary substantiating and supporting a separate and distinct allocation of the IBNR claims, in the aggregate and in each affected year, for Kindred hospitals and the IBNR claims, in the aggregate and in each affected year, for Kindred Florida nursing facilities, and (ii) resulting pro forma Facility level allocation of the IBNR claims, for each affected year, for each of the Leased Properties under the Amended Master Leases consistent with subparagraph (i). The IBNR claims to be allocated under subparagraph (b)(ii), shall be allocated in a manner consistent with the allocation of the actual professional liability losses under the actuary reports prepared for Kindred. Kindred represents that previous actuarial reports prepared for Kindred suggest that 23% of the actual professional liability losses of Kindred, in the aggregate and in each affected year, will be allocated to Kindred hospitals and 77% of the actual professional liability losses of Kindred, in the aggregate and in each affected year, will be allocated to Kindred nursing facilities. Kindred further represents that the Professional and General Liability Loss Forecast and Reserve Analysis dated as of April 30, 2001, prepared by Aon Risk Services, Inc./Aon Risk Consultants, Inc. (the "Report"), which Kindred has delivered to Ventas, suggests that, of the estimated 77% of the actual professional liability losses of Kindred that will be allocated to Kindred nursing facilities referenced above, not less than 58% of such losses, in the aggregate and in each affected year, will be allocated to Kindred Florida nursing Facilities. Ventas hereby acknowledges that the results of future actuarial reports may differ from the results in the Report. Kindred represents that (a) the IBNR charges accounted for as year end adjustments in the fourth quarter of 1999 properly pertain to claims activity that occurred over the course of 1998 and 1999, and (b) the IBNR charges accounted for as year end adjustments in the fourth quarter of 2000 properly pertain to claims activity that occurred during the entire year of 2000.

        6. Each Amended Master Lease has an allocation of the Initial Rent and Transferred Property Percentages set forth in Exhibit C to such Amended Master Lease. Such allocations of the Initial Rent and Transferred Property Percentages were determined separately for the Master Lease Leased Properties that are nursing centers and the Master Lease Leased Properties that are hospitals based upon a methodology comparing Facility-level EBITDAR to Rent for fiscal year 2000, subject to certain variations therefrom agreed to between Ventas and Kindred for either reimbursement reasons or pro forma results. Because Kindred now intends to "push down" the IBNR claims (as defined in the Request Letter) to the Leased Properties under the Amended Master Leases and to properly state the IBNR claims for 2001, the Facility-level allocation of Rent under each Amended Master Lease may require corresponding adjustments. To the extent that as a result of such treatment of the IBNR claims, the allocation of the Initial Rent for a Facility should have been, under the methodology described above, different by more than 2% of the Rent currently allocated to such Facility in Exhibit C to applicable Amended Master Lease, Kindred will agree, at the request of Ventas to reallocate the Rent for periods beginning no earlier than September 1, 2001 among the Leased Properties under the Amended Master Leases using the methodology described above. This process shall in no event result in an increase in the aggregate Rent payable under the Amended Master Leases. In the event of any such reallocation, Kindred will obtain the Leasehold Mortgagees' (as defined in the Amended Master Leases) consent to such reallocation, if such consent is necessary in the reasonable opinion of Ventas.

Kindred shall use its reasonable efforts to obtain any and all consents and other agreements from its Leasehold Mortgagees which may be required, directly or indirectly, in connection with any of the matters described above; provided
                                                                      --------
that the foregoing shall not obligate Kindred to pay any fees or other financial inducements to its Leasehold Mortgagees in order to obtain such consents and other agreements.

Please evidence Kindred's agreement to the terms set forth in this letter by signing the original of this letter in the space provided below and returning the original to me at the address set forth above.

Very truly yours,

VENTAS REALTY, LIMITED PARTNERSHIP
By Ventas, Inc., General Partner

--------------------




Agreed to:

Kindred Healthcare, Inc.

By:
    --------------------------
Title:
Date:

Kindred Healthcare Operating, Inc.

By:
    --------------------------
Title:
Date:

                                   Exhibit C

                                  WAIVER NO. 1

          WAIVER No. 1 (this "Waiver") dated as of August __, 2001, under the $120,000,000 Credit Agreement dated as of April 20, 2001 (the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc) ("Kindred"), the LENDERS, SWINGLINE BANK AND LC ISSUING BANKS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Collateral Monitoring Agent.

                              W I T N E S S E T H:

                                LA SALLE WAIVER:

          WHEREAS, Kindred had undertaken pursuant to Section 5.14(d)(ii) of the Credit Agreement and clause (a) of the Discharge Letter (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) to cause the La Salle Lien (referred to in Schedule I to the Discharge Letter) to be removed of record within sixty (60) days of the date of such Discharge Letter (which time for compliance has previously been extended);

          WHEREAS, Kindred and the Borrower have advised the Lenders that, despite their best efforts, they have been unable to cause the La Salle Lien to be removed of record and have requested the Required Lenders to waive (the "La Salle Waiver") pursuant to Section 11.05(b)(ii) of the Credit Agreement the requirements of the provisos in Section 3.02 and Section 4.04 of the Credit Agreement and the requirements of Section 5.14(d)(ii) of the Credit Agreement and clause (a) of the Discharge Letter, but only to the extent such provisions require Kindred or the Borrower to pay, discharge or remove the La Salle Lien;

          WHEREAS, Kindred and the Borrower have further advised the Lenders, and hereby represent and warrant to the Lenders, that (a) the La Salle Lien creates a security interest that is limited to all of PersonaCare of Georgia, Inc.'s ("PersonaCare") right, title and interest, as a tenant, under a lease dated February 29, 1996 between PersonaCare and Health Care of Lake City, L.P. (the "Landlord"), which lease relates to certain property located at 2055 Rex Road, Lake City, Georgia (the "Property") and all equipment, inventory and general intangibles of PersonaCare located at or relating to the Property (the "Secured Property"), (b) the La Salle Lien secures obligations of the Landlord under a loan agreement (the "Loan Agreement") between the Landlord and La Salle National Bank, as assignee from NationsBanc Mortgage Capital Corporation, the mortgagee of the Property (the "La Salle Lender"), (c) as of June 30, 2001, the principal amount outstanding under such loan agreement was approximately $5,500,000, and (d) as of June 30, 2001, the net book value of all property, plant and equipment of PersonaCare located at the Property was approximately $875,000;

                             GOOD STANDING WAIVER:

          WHEREAS, (a) pursuant to Section 3.02 of the Credit Agreement, the obligations of the Lenders to make a Loan, of the Swingline Bank to make a Swingline Loan, and of the Issuing Bank to issue or extend the expiry date of a Letter of Credit, are each subject to the condition that each of the representations and warranties in the Financing Documents be true on and as of the date of such Credit Event, (b) the Borrower has advised the Lenders that it is not currently able to request a Credit Event as the representation (the "Good Standing Representation") in Section 4.01 of the Credit Agreement that Recovery Inns of America, Inc. (the "Waiver Entity") will be in good standing under the laws of its jurisdiction of incorporation after July 31, 2001 would not be true if such representation was repeated in connection with a Credit Event and (c) the Borrower and Kindred have requested the Required Lenders to waive (the "Good Standing Waiver") pursuant to Section 11.05(b)(ii) of the Credit Agreement the Good Standing Representation as it applies to the Waiver Entity;

                         ENCUMBRANCE LETTER EXTENSION:

          WHEREAS, Kindred had undertaken pursuant to Section 5.14(d)(i) of the Credit Agreement and the Encumbrance Letter to cause certain Liens to be removed of record within sixty (60) days of the date of such Encumbrance Letter (the "Post-Closing Covenant");

          WHEREAS, Kindred and the Borrower have advised the Lenders that, despite their best efforts, they have been unable as of the date hereof to cause all of the Liens listed on Schedule I to the Encumbrance Letter to be removed of record and have requested the Required Lenders to extend the time to remove such Liens until November 30, 2001 for the completion of the Post-Closing Covenant (the "Encumbrance Letter Extension");

                          FINANCIAL STATEMENTS WAVIER:

          WHEREAS, pursuant to Section 4.05(a) of the Credit Agreement, Kindred and the Borrower represented and warranted that the consolidated balance sheet of Kindred and its Consolidated Subsidiaries as of December 31, 2000 and the related consolidated statements of operations, cash flow and shareholders' equity for the Fiscal Year then ended (the "2000 Financial Statements"), reported on by PriceWaterhouseCoopers LLP, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of Kindred and its Consolidated Subsidiaries as of December 31, 2000 and their consolidated results of operations and cash flows for the Fiscal Year then ended;

          WHEREAS, pursuant to Section 5.01(b) of the Credit Agreement, Kindred has previously delivered to the Lenders an unaudited condensed consolidated and an unaudited condensed consolidating balance sheet of Kindred and its Consolidated Subsidiaries as of March 31, 2001, together with the related condensed consolidated and consolidating statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter and of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter (the "First Quarter Financial Statements"), together with a certificate of a Financial Officer as to the fairness of presentation and consistency of such financial statements;

          WHEREAS, the 2000 Financial Statements have been included in Kindred's Annual Report on Form 10-K for 2000 and the First Quarter Financial Statements have been included in Kindred's Quarterly Report for the period ended March 31, 2001 on Form 10-Q in each case, filed with the Securities and Exchange Commission.

          WHEREAS, Kindred and the Borrower have advised the Lenders that Kindred has concluded that it may be required to restate the Financial Statements for the reasons set forth in Kindred's Chief Financial Officer's letter to the Administrative Agent dated August 7, 2001;

          WHEREAS, the Borrower and Kindred have requested the Required Lenders to waive pursuant to Section 11.05(b)(ii) of the Credit Agreement (a) any failure of the representation and warranty set forth in Section 4.05(a) of the Credit Agreement to be true and (b) any other Default or Event of Default that might arise as a result of the restatement of the Financial Statements, in each case, solely as a consequence of any restatement of the Financial Statements as described in the previous paragraph (the "Financial Statements Waiver");

          WHEREAS, subject to the terms and conditions hereof, the Lenders party hereto are willing to grant the requested extensions and waivers under the Credit Agreement, as more fully set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. La Salle Waiver. The undersigned Lenders hereby grant the La Salle Waiver, subject to the following terms and conditions:

          (a) Kindred and the Borrower shall cause PersonaCare to promptly notify the Administrative Agent of (A) any failure by the Landlord to comply with its obligations under the Loan Agreement or (B) of any foreclosure or other similar enforcement action taken or proposed to be taken by the La Salle Lender with respect to the Property or the Secured Property, in each case of which PersonaCare has knowledge;

          (b) Kindred and the Borrower shall not, and shall not permit PersonaCare to, agree or consent to any increase in the amount secured by the La Salle Lien without the prior written consent of the Required Lenders;

          (c) Kindred and the Borrower shall not, and shall not permit PersonaCare to, agree or consent to any extension of the La Salle Lien to any property or assets other than the Secured Property without the prior written consent of the Required Lenders; and

          (d) Kindred and the Borrower shall cause the La Salle Lien to be removed of record promptly after all obligations secured by the La Salle Lien have been paid or discharged.

          SECTION 2. Good Standing Waiver. The undersigned Lenders hereby grant the Good Standing Waiver, subject to the following terms and conditions:

          (a) Kindred and the Borrower shall (i) cause the Waiver Entity to be in good standing under its jurisdiction of incorporation as soon as practicable after the date hereof and in any event by no later than October 31, 2001 and
(ii) on or prior to October 31, 2001, deliver to the Administrative Agent a certificate from the Secretary of State of the Waiver Entity's jurisdiction of incorporation as to the good standing of the Waiver Entity; and

          (b) the Good Standing Waiver shall automatically cease to be effective and terminate at 5:00 P.M. (Eastern Time) on October 31, 2001.

          SECTION 3. Encumbrance Letter Extension. The undersigned Lenders hereby (i) grant the Encumbrance Letter Extension and (ii) waive any Default that may have occurred under Section 8.01(g) of the Credit Agreement solely as a result of the circumstances giving rise to the request for the Encumbrance Letter Extension also constituting a default under the Senior Secured Credit Agreement.

          SECTION 4. Financial Statement Waiver. (a) The undersigned Lenders hereby grant the Financial Statements Waiver, subject to the following terms and conditions:

               (i) if Kindred restates any of the Financial Statements, Kindred shall redeliver to each Lender such restated Financial Statements promptly upon such restatement, accompanied by (A) in the case of a restatement of the 2000 Financial Statements, a certificate of a Financial Officer to the effect that the restated 2000 Financial Statements fairly present in all material respects, in conformity with GAAP, the consolidated financial position of Kindred and its Consolidated Subsidiaries as of December 31, 2000 and the consolidated results of operations and cash flow of Kindred and its Consolidated Subsidiaries for the year then ended and (B) in the case of a restatement of the First Quarter Financial Statements, a certificate of a Financial Officer certifying as to the fairness of presentation and consistency of the restated First Quarter Financial Statements; and

               (ii) the Financial Statements Waiver shall be effective as of the date hereof, but only upon execution and delivery to Kindred (with a copy to the Administrative Agent) by Ventas and Ventas Realty, Limited Partnership of a waiver of certain provisions of the Master Lease Agreements substantially in the form attached hereto.

          (b) The undersigned Lenders agree that from and after the date that the Financial Statements Waiver is effective, (i) the representation in Section 4.05(a) of the Credit Agreement shall be read as if made with respect to the restated 2000 Financial Statements and (ii) the certification in Section 5.01(b) of the Credit Agreement shall be read as if made with respect to the restated First Quarter Financial Statements, and in each case any reference in the Credit Agreement to any of the financial statements or information included in the 2000 Financial Statements or the First Quarter Financial Statements shall be a reference to such financial statements or information as and to the extent reestated in the restated 2000 Financial Statements or the restated First Quarter Financial Statements, as applicable.

          SECTION 5. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that, except as expressly waived hereby, on and as of the date hereof (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and
(ii) no Default has occurred and is continuing.

          SECTION 6. Counterparts; Effectiveness. (a) This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          (b) Except as set forth in Section 4(a)(ii), this Waiver shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender).

          (c) Except as expressly set forth herein, the waivers contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          SECTION 7. Governing Law. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.


                              KINDRED HEALTHCARE OPERATING, INC.


                              By:
                                  --------------------------
                              Name:
                              Title:


                              KINDRED HEALTHCARE, INC.

                              By:
                                  --------------------------

                              Name:
                              Title:

                              LENDERS
                              -------


                              MORGAN GUARANTY TRUST COMPANY\
                                 OF NEW YORK


                              By:
                                  -----------------------
                              Name:
                              Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                  -----------------------
                              Name:
                              Title:


                              GOLDMAN, SACHS CREDIT PARTNERS, L.P.


                              By:
                                  -----------------------
                              Name:
                              Title:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                  -----------------------
                              Name:
                              Title:


                              FOOTHILL INCOME TRUST II, L.P.


                              By:
                                  -----------------------
                              Name:
                              Title:

                                   Exhibit D

                                  WAIVER NO. 1

          WAIVER No. 1 (the "Waiver") dated as of August __, 2001, under the $300,000,000 Credit Agreement dated as of April 20, 2001 (the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Collateral Agent.

                              W I T N E S S E T H:

                         ENCUMBRANCE LETTER EXTENSION:

          WHEREAS, Kindred had undertaken pursuant to Section 5.12(d) of the Credit Agreement and the Encumbrance Letter to cause certain Liens to be removed of record within sixty (60) days of the date of such Encumbrance Letter (the "Post-Closing Covenant");

          WHEREAS, Kindred and the Borrower have advised the Lenders that, despite their best efforts, they have been unable as of the date hereof to cause all of the Liens listed on Schedule I to the Encumbrance Letter to be removed of record and have requested the Required Lenders to extend the time to remove such Liens until November 30, 2001 for the completion of the Post-Closing Covenant (the "Encumbrance Letter Extension");

                          FINANCIAL STATEMENTS WAIVER:

          WHEREAS, pursuant to Section 4.05(a) of the Credit Agreement, Kidnred and the Borrower represented and warranted that the consolidated balance sheet of Kindred and its Consolidated Subsidiaries as of December 31, 2000 and the related consolidated statements of operations, cash flow and shareholders' equity for the Fiscal Year then ended (the "2000 Financial Statements"), reported on by PricewaterhouseCoopers LLP, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of Kindred and its Consolidated Subsidiaries as of December 31, 2000 and their consolidated results of operations and cash flows for the Fiscal Year then ended;

          WHEREAS, pursuant to Section 5.01(b) of the Credit Agreement, Kindred has previously delivered to the Lenders an unaudited condensed consolidated and an unaudited condensed consolidating balance sheet of Kindred and its Consolidated Subsidiaries as of March 31, 2001, together with the related condensed consolidated and consolidating statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter and of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter (the "First Quarter Financial Statements" and, together with the 2000 Financial Statements, the "Financial Statements"), together with a certificate of a Financial Officer as to the fairness of presentation and consistency of such financial statements;

          WHEREAS, the 2000 Financial Statements have been included in Kindred's Annual Report on Form 10-K for 2000 and the First Quarter Financial Statements have been included in Kindred's Quarterly Report for the period ended March 31, 2001 on Form 10-Q, in each case, filed with the Securities and Exchange Commission;

          WHEREAS, Kindred and the Borrower have advised the Lenders that Kindred has concluded that it may be required to restate the Financial Statements for the reasons set forth in Kindred's Chief Financial Officer's letter to the Administrative Agent dated August 7, 2001;

          WHEREAS, the Borrower and Kindred have requested the Required Lenders to waive pursuant to Section 12.05(b)(ii) of the Credit Agreement (a) any failure of the representation and warranty set forth in Section 4.05(a) of the Credit Agreement to be true and (b) any other Default or Event of Default that might arise as a result of the restatement of the Financial Statements, in each case, solely as a consequence of any restatement of the Financial Statements as described in the previous paragraph (the "Financial Statements Waiver");

          WHEREAS, subject to the terms and conditions hereof, the Lenders party hereto are willing to grant the requested extensions and waivers under the Credit Agreement, as more fully set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Encumbrance Letter Extension. The undersigned Lenders hereby grant the Encumbrance Letter Extension.

        SECTION 2. Financial Statements Waiver. (a) The undersigned Lenders hereby grant the Financial Statements Waiver, subject to the following terms and conditions:

                (i) if Kindred restates any of the Financial Statements, Kindred shall redeliver to each Lender such restated Financial Statements promptly upon such restatement, accompanied by (A) in the case of a restatement of the 2000 Financial Statements, a certificate of a Financial Officer to the effect that the restated 2000 Financial Statements fairly present in all material respects, in conformity with GAAP, the consolidated financial position of Kindred and its Consolidated Subsidiaries as of December 31, 2000 and the consolidated results of operations and cash flow of Kindred and its Consolidated Subsidiaries for the year then ended and (B) in the case of a restatement of the First Quarter Financial Statements, a certificate of a Financial Officer certifying as to the fairness of presentation and consistency of the restated First Quarter Financial Statements; and

                (ii) the Financial Statements Waiver shall be effective as of the date hereof, but only upon execution and delivery to Kindred (with a copy to the Administrative Agent) by Ventas and Ventas Realty, Limited Partnership of a waiver of certain provisions of the Master Lease Agreements substantially in the form attached hereto.

        (b) the undersigned Lenders agree that from and after the date that the Financial Statements Waiver is effective, (i) the representation in Section 4.50(a) of the Credit Agreement shall be read as if made with respect to the restated 2000 Financial Statements and (ii) the certification in Section 5.01(b) of the Credit Agreement shall be read as if made with respect to the restated First Quarter Financial Statements, and in each case any reference in the Credit Agreement to any of the financial statements or information included in the 2000 Financial Statements or the First Quarter Financial Statements shall be a reference to such financial statements or information as and to the extent reestated in the restated 2000 Financial Statements or the restated First Quarter Financial Statements, as applicable.

        SECTION 3. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that, except as expressly waived hereby, on and as of the date hereof (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and
(ii) no Default has occurred and is continuing.

        SECTION 4. Counterparts; Effectiveness. (a) This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        (b) Except as set forth in Section 2(a)(ii), this Waiver shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender).

        (c) Except as expressly set forth herein, the waivers contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

        SECTION 5. Governing Law. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

                              KINDRED HEALTHCARE OPERATING, INC.

                              By:
                                   --------------------------
                                   Name:
                                   Title:


                              KINDRED HEALTHCARE, INC.

                              By:
                                   --------------------------
                                   Name:
                                   Title:

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                              By:
                                     -----------------------
                              Name:
                              Title:


                              THOROUGHBRED LTD PARTNERSHIP I

                              By:
                                     -----------------------
                              Name:
                              Title:


                              PALOMINO FUND LTD.

                              By:
                                     -----------------------
                              Name:
                              Title:

                              LIPIZZANER LDC

                              By:
                                     -----------------------
                              Name:
                              Title:

                              APPALOOSA INVESTMENT LIMITED
                              PARTNERSHIP I

                              By:
                                     -----------------------
                              Name:
                              Title:

                              FRANKLIN MUTUAL ADVISERS, LLC

                              By:
                                     --------------------
                              Name:
                              Title:

                              SILVER OAK CAPITAL LLC

                              By:
                                     --------------------
                              Name:
                              Title:

                              GOLDMAN, SACHS CREDIT PARTNERS L.P.

                              By:
                                     --------------------
                              Name:
                              Title:

                              VAN KAMPEN PRIME RATE INCOME TRUST

                              By:  Van Kampen Investment Advisory Corp.

                              By:
                                     --------------------
                              Name:
                              Title:


                              VAN KAMPEN SENIOR INCOME TRUST

                              By:  Van Kampen Investment Advisory Corp.

                              By:
                                     --------------------

                              Name:
                              Title:

                              VAN KAMPEN SENIOR FLOATING
                              RATE FUND

                              By:  Van Kampen Investment Advisory Corp.

                              By:
                                     ----------------------
                              Name:
                              Title:

                              BEAR STEARNS & CO., INC.

                              By:
                                     ----------------------
                              Name:
                              Title:


                              LONGACRE MASTER FUND LTD.

                              By:
                                     ----------------------
                              Name:
                              Title:

                              T. ROWE PRICE RECOVERY FUND II, L.P.

                              By:
                                     ----------------------
                              Name:
                              Title:

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:
                                     ---------------------------
                              Name:
                              Title:

                                   Exhibit E

                AMENDMENT No. 1 TO REGISTRATION RIGHTS AGREEMENT
                ------------------------------------------------

     THIS AMENDMENT No. 1, dated as of August ___, 2001 (this "Amendment"), is
                                                               ---------
made by and among Kindred Healthcare, Inc. (formerly named Vencor, Inc.), a Delaware corporation (the "Company"), and the holders identified on the
                           -------
signature pages hereto (the "Holders"), with respect to the Registration Rights
                             -------
Agreement, dated as of April 20, 2001 (the "Registration Rights Agreement"), by
                                            -----------------------------
and among the Company and the Holders. For all purposes of this Amendment, capitalized terms used but not defined herein have the meanings assigned to such terms in the Registration Rights Agreement.

                                    RECITALS

     WHEREAS, the Company and the Holders have heretofore entered into the Registration Rights Agreement;

     WHEREAS, the Company has informed the Holders that it desires, for valid business reasons, a 30-day extension of the time for it to file a Shelf Registration Statement in accordance with Section 2 of the Registration Rights Agreement (the "Extension"); and
                ---------

     WHEREAS, the Company and the Holders are willing to enter into such amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

                                   ARTICLE I

                                   AMENDMENT
                                   ---------

     Section 2(a) of the Registration Rights Agreement is hereby amended by replacing the number "120" in the second line thereof with the number "150".

                                   ARTICLE II

                                 MISCELLANEOUS
                                 -------------

     Section 2.1.  Regarding the Company and the Holders.  All of the provisions
                   -------------------------------------
of the Registration Rights Agreement with respect to the rights and duties of the Company and the Holders shall be applicable in respect hereof as fully and with like effect as if set forth herein in full. Each Holder is a party to the Registration Rights Agreement and has not transferred or assigned any of its rights thereunder to any other Person.

     Section 2.2.  Continuing Effect.  Except as expressly amended by this
                   -----------------
Amendment, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms.

     Section 2.3.  References to Registration Rights Agreement.  All references
                   -------------------------------------------
to the Registration Rights Agreement in the Registration Rights Agreement or in any other document executed or delivered in connection therewith shall, from and after the effectiveness of this Amendment, be deemed to be references to the Registration Rights Agreement as amended hereby, unless the context expressly requires otherwise.

     Section 2.4.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                   -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION WHICH GOVERN THE REGISTRATION RIGHTS AGREEMENT AND ITS CONSTRUCTION.

     Section 2.5.  Counterparts.  This Amendment may be executed in any number
                   ------------
of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                               KINDRED HEALTHCARE, INC.

                               By:
                                  ------------------------------
                               Name:
                               Title:


                               HOLDERS:

                               THE VENTAS STOCKHOLDER TRUST


                               By:  The Bank of New York, not in its
                                    individual capacity, but solely as trustee

                               By:
                                    ------------------------------
                               Name:
                               Title:

                               VENTAS REALTY, LIMITED PARTNERSHIP

                               By:  Ventas, Inc., its General Partner

                               By
                                    ------------------------------
                               Name:
                               Title:

                                    FRANKLIN MUTUAL ADVISERS, LLC


                                    By:
                                        ------------------------------
                                    Name:
                                    Title:

                                    APPALOOSA MANAGEMENT L.P.,
                                    on behalf of certain accounts for which it acts as investment advisor

                                    By:
                                        ------------------------------
                                    Name:
                                    Title:

                                    GOLDMAN SACHS & CO.

                                    By:
                                        ------------------------------
                                    Name:
                                    Title: